UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – May 24, 2022

WEST PHARMACEUTICAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-8036	23-1210010
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

530 Herman O. West Drive, Exton, PA		19341-0645
(Address of principal executive offices)		(Zip Code)
 Registrant’s telephone number, including area code: 610-594-2900

Not Applicable
(Former name or address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.25 per share	WST	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Our 2022 Annual Meeting of Shareholders was held virtually on May 24, 2022.

Our shareholders voted on three proposals at the Annual Meeting. The proposals are described in detail in our proxy statement dated April 14, 2022. As of March 1, 2022, the record date, there were 74,353,269 shares of our common stock outstanding. Shareholders representing 68,343,988 or 91.91%, of the common shares outstanding were present virtually or were represented by proxy at the Annual Meeting. The final results for the votes on each proposal are set forth below.

Proposal 1: Our shareholders elected the following directors to serve on our Board until the 2023 Annual Meeting of Shareholders by the following vote:

Name	For	Against	Abstain	Broker Non-Votes
Mark A. Buthman	61,794,515	3,730,075	106,464	2,712,934
William F. Feehery	46,726,269	16,116,249	2,788,536	2,712,934
Robert F. Friel	64,974,805	549,698	106,551	2,712,934
Eric M. Green	60,846,813	1,991,272	2,792,969	2,712,934
Molly E. Joseph	65,299,365	216,521	115,168	2,712,934
Thomas W. Hofmann	62,469,105	3,055,515	106,434	2,712,934
Deborah L. V. Keller	62,132,767	3,391,689	106,598	2,712,934
Myla P. Lai-Goldman	65,157,051	367,116	106,887	2,712,934
Douglas A. Michels	62,990,407	2,533,431	107,216	2,712,934
Paolo Pucci	65,138,923	385,374	106,757	2,712,934

Proposal 2: Our shareholders approved, on an advisory basis, our named executive officer compensation by the following vote:

For	Against	Abstain	Broker Non-Votes
61,054,162	4,442,778	134,114	2,712,934

Proposal 3: Our shareholders ratified the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the 2022 fiscal year by the following vote:

For	Against	Abstain
62,261,026	5,980,431	102,531

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibit No.	Description
	104	The cover page from the Company’s Current Report on Form 8-K, dated May 24, 2022, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEST PHARMACEUTICAL SERVICES, INC.

/s/ Bernard J. Birkett
Bernard J. Birkett
Senior Vice President, Chief Financial and Operations Officer

May 26, 2022

EXHIBIT INDEX

Exhibit No.	Description
104	The cover page from the Company’s Current Report on Form 8-K, dated May 24, 2022, formatted in Inline XBRL.
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